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                                   SUPPLEMENT
                               DATED JULY 19, 2004
                                     TO THE
   COMBINED STATEMENT OF ADDITIONAL INFORMATION FOR THE HARTFORD MUTUAL FUNDS
               DATED MARCH 1, 2004 (AS SUPPLEMENTED JUNE 3, 2004)

THIS SUPPLEMENT REPLACES THE SUPPLEMENT DATED JUNE 16, 2004 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2004 (AS SUPPLEMENTED JUNE 3, 2004).

On page 79, above the heading SUB-ADVISORY/INVESTMENT SERVICES FEES, replace the sentence following the asterisk with the following:

      * HIFSCO has voluntarily agreed to waive management fees for the Equity Income Fund until August 28, 2005.

On page 84, at the end of the chart, replace the sentence following the asterisk with the following:

      *HIFSCO has voluntarily agreed to waive management fees for the Equity Income Fund until August 28, 2005.

On page 102, the second full paragraph beginning with "Shareholders of unrelated mutual funds ..." is deleted.

On page 103, replace the paragraph labeled RIGHTS OF ACCUMULATION with the following paragraph:

      RIGHTS OF ACCUMULATION Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A, Class L, and Class E shares of any funds of the Companies at the price applicable to the total of (a) the dollar amount then being purchased plus
      (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of the Companies. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L and Class E shares, a family member is an owner's spouse, parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, Class L, and Class E shares. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), the Companies' transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

On page 103, within the one paragraph LETTER OF INTENT, any reference to "Class A shares" should be changed to read "Class A, Class L, and Class E shares."

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.